UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

  Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934


       Date of Report (Date of earliest event reported) November 30, 2005


                         Calypte Biomedical Corporation
               (Exact name of Company as specified in its charter)


Delaware                                 000-20985                 06-1226727
--------                                  ---------                ----------
(State or Other Jurisdiction)     (Commission File Number)      (I.R.S. Employer
of Incorporation)                                                Identification)


             5 Centerpointe Drive, Suite 400, Lake Oswego, OR 97035

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (971) 204-0282
                                                           --------------

                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a) On November 30, 2005, the Registrant (the "Company") entered into an Amendment (the "Amendment") to the 2005 Credit Facility Agreement (the "Credit Facility") between the Company and Marr Technologies, BV ("Marr"), the Company's largest stockholder, amending certain terms of the Credit Facility dated April 4, 2005. Pursuant to the Amendment, the term under which the Company may borrow monies was extended to April 3, 2006 from December 31, 2005. The interest rate for promissory notes issued under the Amendment was lowered to 7% per annum from 9% per annum. The term of any promissory notes issued under the Amendment was extended so that such promissory notes will become due on April 3, 2007, instead of the later of twelve months from the issuance date or May 31, 2006. The issuance of promissory notes under the Amendment will require approval by a majority of a quorum of the Company's Board of Directors, instead of the entire Board of Directors. The Company granted to a Marr a security interest in the Company's assets, up to an aggregate maximum of $6,000,000, to secure the repayment of monies borrowed under the Amendment. Proceeds from the issuance of promissory notes under the Amendment may be used for general corporate purposes, including investments in the Company's international subsidiaries.

      The Company hereby incorporates by reference the terms of the Amendment to 2005 Credit Facility which is annexed hereto and made a part of this current report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

(a) On November 30, 2005, the Company issued promissory notes to Marr pursuant to the Amendment described in Item 1.01 above in an aggregate principal amount of $1,500,000. The promissory notes bear interest at the rate of 7% per annum. Principal and accrued interest thereunder are due and payable on April 3, 2007.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


      (c)   Exhibits


            Exhibit No.                Description
            -----------                -----------
            10.166           Amendment to 2005 Credit Facility.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Lake Oswego, Oregon
      December 6, 2005

                                       Calypte Biomedical Corporation

                                       By: /s/ Theodore R. Gwin
                                           ---------------------------
                                           Theodore R. Gwin
                                           Chief Financial Officer